Exhibit 10.1

Diamond Foreign Asset Company

Diamond Finance, LLC

Senior Secured Second Lien Notes due 2030

Purchase Agreement

September 12, 2023

Goldman Sachs & Co. LLC,

As representative of the several Purchasers

named in Schedule I hereto,

c/o Goldman Sachs & Co. LLC,

200 West Street,

New York, New York 10282-2198

Ladies and Gentlemen:

Diamond Foreign Asset Company, a Cayman Islands exempted company (the “Cayman Issuer”) and wholly owned subsidiary of Diamond Offshore Drilling, Inc., a Delaware corporation (the “Parent Guarantor”), and Diamond Finance, LLC, a Delaware limited liability company (the “U.S. Issuer” and together with the Cayman Issuer, the “Issuers”) propose, subject to the terms and conditions set forth in this agreement (this “Agreement”), to issue and sell to the Purchasers named in Schedule I hereto (the “Purchasers”) an aggregate of $550,000,000 principal amount of the 8.500% Senior Secured Second Lien Notes due 2030 specified above (the “Securities”). The Issuers’ obligations under the Securities will be fully and unconditionally guaranteed (the “Guarantees”) as to the payment of principal, premium, if any, and interest, on a second priority secured basis, jointly and severally, by the Parent Guarantor and by each of the Cayman Issuer’s subsidiaries that guarantee the Cayman Issuer’s obligations under the Cayman Issuer’s revolving credit facility, including, as of the Closing Date (as defined below), each of the guarantors listed on the signature pages of this Agreement (each, a “Guarantor” and, collectively, the “Guarantors”) and, following the Closing Date, other subsidiaries of the Cayman Issuer may be required to guarantee the Securities to the extent described the Indenture (as defined below).

The Securities will be issued pursuant to an indenture, to be dated as of September 21, 2023 (the “Indenture”) among the Issuers, the Guarantors and HSBC Bank USA, National Association, as trustee (the “Trustee”) and collateral agent (the “Collateral Agent”), which will be substantially in the form previously delivered to you.

The Securities will be secured on a second priority basis, subject to Permitted Liens (as defined in the Indenture), by liens on substantially all of the property and assets of the Issuers and the Guarantors (other than Excluded Property (as defined in the Indenture)) including all of the property and assets of the Issuers and the Guarantors that are (or in the future will be) pledged to secure the Cayman Issuer’s revolving credit facility (the “Collateral”), as more particularly described in the Pricing Circular (as defined below) and documented by a pledge and security agreement dated as of September 21, 2023 (as amended or supplemented, the “Security Agreement”), an amended and restated collateral trust and intercreditor agreement dated as of September 21, 2023 (as amended or supplemented, the “Collateral Trust Agreement”) and mortgages, deeds of trust and other instruments evidencing or creating a security interest (collectively, with the Security Agreement and the Collateral Trust Agreement, the “Security Documents”) in favor of the Collateral Agent, for its benefit, for the benefit of the present and future secured parties described therein, and for the benefit of the Trustee and the holders of the Securities. The second-priority liens on the Collateral securing the Securities will be shared equally and ratably with obligations under and any other Pari Passu Indebtedness (as defined in the Indenture).

1.	The Issuers and each of the Guarantors represent and warrant to, and agree with, each of the Purchasers that:

(a)

A preliminary offering circular, dated September 12, 2023 (the “Preliminary Offering Circular”), and an offering circular, dated September 12, 2023 (the “Offering Circular”), have been prepared in connection with the offering of the Securities. The Preliminary Offering Circular, as amended and supplemented immediately prior to the Applicable Time (as defined in Section 1(b)), is hereinafter referred to as the “Pricing Circular”. Any reference to the Preliminary Offering Circular, the Pricing Circular or the Offering Circular shall be deemed to refer to and include all documents filed with the United States Securities and Exchange Commission (the “Commission”) pursuant to Section 13(a), 13(c) or 15(d) of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), on or prior to the date of such circular and incorporated by reference therein and any reference to the Preliminary Offering Circular or the Offering Circular, as the case may be, as amended or supplemented, as of any specified date, shall be deemed to include (i) any documents filed with the Commission pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act after the date of the Preliminary Offering Circular or the Offering Circular, as the case may be, and prior to such specified date and (ii) any Additional Issuer Information (as defined in Section 5(f)) furnished by the Issuers prior to the completion of the distribution of the Securities. All documents filed under the Exchange Act and so deemed to be included in the Preliminary Offering Circular, the Pricing Circular or the Offering Circular, as the case may be, or any amendment or supplement thereto are hereinafter called the “Exchange Act Reports” (provided that where only sections of such documents are specifically incorporated by reference, only such sections shall be considered to be part of the “Exchange Act Reports”). The Exchange Act Reports, when they were or are filed with the Commission, conformed or will conform in all material respects to the applicable requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder; and no such documents were filed with the Commission since the Commission’s close of business on the business day immediately prior to the date of this Agreement and prior to the execution of this Agreement. The Preliminary Offering Circular or the Offering Circular and any amendments or supplements thereto and the Exchange Act Reports did not and will not, as of their respective dates, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Issuers by a Purchaser through Goldman Sachs & Co. LLC expressly for use therein.

(b)

For the purposes of this Agreement, the “Applicable Time” is 4:00 p.m. (Eastern time) on the date of this Agreement; the Pricing Circular, as supplemented by the information set forth in Schedule III hereto, taken together (collectively, the “Pricing Disclosure Package”) as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Company Supplemental Disclosure Document (as defined in Section 6(a)(i) listed on Schedule II(b) hereto) and each Permitted General Solicitation Material (as defined in Section 6(a)(i) listed on Schedule II(d) hereto) conforms in all material respects with the information contained in the Pricing Circular or the Offering Circular and each such Company Supplemental Disclosure Document and Permitted General Solicitation Material, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in a Company Supplemental Disclosure Document or Permitted General Solicitation Material in reliance upon and in conformity with information furnished in writing to the Issuers by a Purchaser through Goldman Sachs & Co. LLC expressly for use therein.

(c)

Neither the Parent Guarantor nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Pricing Circular any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Circular; and, since the respective dates as of which information is given in the Pricing Circular, there has not been any change in the capital stock, partnership interests, membership interests (except for grants, forfeitures or vestings of equity-based awards under the Parent Guarantor’s equity plans and exercises, cancellations or repurchases of outstanding warrants to purchase shares of common stock of the Parent Guarantor) or long-term debt of the Parent Guarantor or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders’ equity (or partners’ interests or members’ interests) or results of operations of the Parent Guarantor and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Pricing Circular.

(d)

The Parent Guarantor and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Pricing Circular or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Parent Guarantor and its subsidiaries; and any real property and buildings held under lease by the Parent Guarantor and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Parent Guarantor and its subsidiaries.

(e)

The Parent Guarantor and each of its subsidiaries has been duly incorporated or formed and is validly existing as a corporation, limited partnership, limited liability company or other corporate form in good standing under the laws of its respective jurisdiction of incorporation or formation, with power and authority (corporate, limited partnership, limited liability company and other) to own its properties and conduct its business as described in the Pricing Disclosure Package and the Offering Circular, and has been duly qualified as applicable for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified or be in good standing in any such jurisdiction, except to the extent that failure to be so qualified or be in good standing would not, singly or in the aggregate, reasonably be expected to have a material adverse effect on the condition, financial or otherwise, or in the earnings, business, properties or operations of the Parent Guarantor and its subsidiaries, taken as a whole (a “Material Adverse Effect”).

(f)

The Parent Guarantor has an authorized capitalization as set forth in the Pricing Disclosure Package and the Offering Circular, and all of the issued shares of capital stock of the Parent Guarantor have been duly and validly authorized and issued and are fully paid and non-assessable; and all of the issued shares of capital stock, partnership interests or membership interests, as applicable, of each subsidiary of the Parent Guarantor have been duly and validly authorized and issued, are fully paid and non-assessable and (except as otherwise set forth in the Pricing Disclosure Package and the Offering Circular) are owned directly or indirectly by the Parent Guarantor, free and clear of all liens, encumbrances, equities or claims.

(g)

The Securities and the Guarantees have been duly authorized by the Issuers and the Guarantors, as applicable, and, when issued and delivered pursuant to this Agreement, assuming due authentication of the Securities by the Trustee, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Issuers and the Guarantors, as applicable, entitled to the benefits provided by the Indenture; the Indenture has been duly authorized by the Issuers and each of the Guarantors and, when executed and delivered by the Issuers, the Guarantors and the Trustee and the Collateral Agent, the Indenture will constitute a valid and legally binding instrument, enforceable against the Issuers and each of the Guarantors in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equitable principles (the “Enforceability Exceptions”); and the Securities, the Guarantees, the Indenture and the Security Documents will conform in all material respects to the descriptions thereof in the Pricing Disclosure Package and the Offering Circular and will be in substantially the form previously delivered to you.

(h)

Each of the Security Documents has been duly authorized, executed and delivered by the Issuers and/or the applicable Guarantor and (assuming the due authorization thereof by each of the other parties thereto) constitutes a legally valid and binding agreement of the Issuers and/or the applicable Guarantor, enforceable against each of the Issuers and the applicable Guarantor in accordance with its terms, subject, as to enforcement, to the Enforceability Exceptions. Upon execution and delivery thereof, the Security Documents create in favor of the Collateral Agent for the benefit of itself, the Trustee, the holders of the Securities and the other secured parties, valid and enforceable security interests in and liens on the Collateral and, assuming the Uniform Commercial Code financing statements in the applicable United States jurisdictions remain on file and the taking of the other actions, in each case as further described in the Security Documents, the security interests in and liens on the rights, title and interest of the Issuers or the applicable Guarantor in such Collateral are perfected security interests and liens, subject to no liens other than the Permitted Liens or as otherwise provided in the relevant Security Document.

(i)

The Issuers and each of the Guarantors have all requisite corporate, limited partnership, limited liability company or other corporate form, as applicable, power to execute, deliver and perform its obligations under this Agreement. This Agreement has been duly and validly authorized, executed and delivered by the Issuers and each of the Guarantors.

(j)

None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Securities) will violate or result in a violation of Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations T, U, and X of the Board of Governors of the Federal Reserve System.

(k)

Prior to the date hereof, none of the Issuers, the Guarantors or any of their respective affiliates has taken any action which is designed to or which has constituted or which might have reasonably been expected to cause or result in stabilization or manipulation of the price of any security of the Issuers or any Guarantor in connection with the offering of the Securities.

(l)

The issue and sale of the Securities and the Guarantees and the compliance by Issuers and the Guarantors with all of the provisions of the Securities, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated and the application of the proceeds from the sale of the Securities as described under “Use of Proceeds” in the Pricing Disclosure Package and the Offering Circular will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Parent Guarantor or any of its subsidiaries is a party or by which the Parent Guarantor or any of its subsidiaries is bound or to which any of the property or assets of the Parent Guarantor or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the Certificate of Incorporation or By-laws or equivalent organizational documents of the Parent Guarantor or any of its subsidiaries or (iii) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Parent Guarantor or any of its subsidiaries or any of their properties, except in the case of clauses (i) and (iii), to the extent any such conflict, breach or violation would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the Guarantees or the consummation by the Issuers and the Guarantors of the transactions contemplated by this Agreement or the Indenture, except such consents, approvals, authorizations, registrations or qualifications (i) as may have been previously been obtained, (ii) as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Purchasers or (iii) that, if not obtained, would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(m)

Neither the Parent Guarantor nor any of its subsidiaries is (i) in violation of its Certificate of Incorporation or By-laws or equivalent organizational document or (ii) in default in the performance or observance of any material obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except, in the case of clause (ii), for any such default that would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(n)

The statements set forth in the Pricing Circular and the Offering Circular under the caption “Description of Notes”, insofar as they purport to constitute a summary of the terms of the Securities, the Indenture and the Security Documents, under the caption “Description of Other Indebtedness,” insofar as they purport to constitute a summary of the terms of the documents referred to therein and under the caption “Certain United States Federal Income Tax Consequences”, insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate summaries in all material respects.

(o)

Other than as set forth in the Pricing Disclosure Package and the Offering Circular, there are no legal or governmental proceedings pending to which the Parent Guarantor or any of its subsidiaries is a party or of which any property of the Parent Guarantor or any of its subsidiaries is the subject which, if determined adversely to the Parent Guarantor or any of its subsidiaries, would individually or in the aggregate reasonably be expected have a Material Adverse Effect; and, to the best of the Parent Guarantor’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

(p)

When the Securities are issued and delivered pursuant to this Agreement, the Securities will not be, at the Closing Date (as defined herein), of the same class (within the meaning of Rule 144A under the United States Securities Act of 1933, as amended (the “Act”)) as securities which are listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system.

(q)

The Issuers and each of the Guarantors are not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof, will not be, an “investment company”, as such term is defined in the United States Investment Company Act of 1940, as amended (the “Investment Company Act”).

(r)

None of the Issuers, the Guarantors or any person acting on its or their behalf (other than the Purchasers, as to which no representation is made) has offered or sold the Securities by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Act (other than by means of a Permitted General Solicitation, as defined below) or, with respect to Securities sold outside the United States to non-U.S. persons (as defined in Rule 902 under the Act), by means of any directed selling efforts within the meaning of Rule 902 under the Act and the Parent Guarantor, any affiliate of the Parent Guarantor and any person acting on its or their behalf has complied with and will implement the “offering restriction” within the meaning of such Rule 902.

(s)

Within the preceding six months, neither the Issuers, the Guarantors nor any other person acting on behalf of the Issuers or the Guarantors has offered or sold to any person any Securities, or any securities of the same or a similar class as the Securities, other than the Securities offered or sold to the Purchasers hereunder. The Issuers and the Guarantors will take reasonable precautions designed to insure that any offer or sale, direct or indirect, in the United States or to any U.S. person (as defined in Rule 902 under the Act) of any Securities or any substantially similar security issued by the Issuers or the Guarantors, within six months subsequent to the date on which the distribution of the Securities has been completed (as notified to the Issuers by Goldman Sachs & Co. LLC), is made under restrictions and other circumstances reasonably designed not to affect the status of the offer and sale of the Securities in the United States and to U.S. persons contemplated by this Agreement as transactions exempt from the registration provisions of the Act.

(t)

The Parent Guarantor maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) of the Exchange Act) that has been designed by the Parent Guarantor’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Except as disclosed in the Pricing Circular, the Parent Guarantor’s internal control over financial reporting is effective and the Parent Guarantor is not aware of any material weaknesses in its internal control over financial reporting.

(u)

Since the date of the latest audited financial statements included or incorporated by reference in the Pricing Circular, there has been no change in the Parent Guarantor’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Parent Guarantor’s internal control over financial reporting.

(v)

The Parent Guarantor maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) of the Exchange Act); such disclosure controls and procedures have been designed to ensure that material information relating to the Parent Guarantor and its subsidiaries is made known to the Parent Guarantor’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective.

(w)

Deloitte & Touche LLP, which has audited certain financial statements of the Parent Guarantor and its subsidiaries, is an independent registered public accounting firm as required by the Act and the rules and regulations of the Commission thereunder.

(x)

The financial statements included or incorporated by reference in the Pricing Circular, together with the related schedules and notes, present fairly, in all material respects the financial position of the entities to which they relate as of and at the dates indicated and the results of their operations and cash flows for the periods specified; such financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved, except as otherwise disclosed in the Pricing Circular and except in the case of unaudited, interim financial statements, subject to normal year-end adjustments and the exclusion of certain footnotes as permitted by the applicable rules of the Commission. The supporting schedules, if any, present fairly, in all material respects, in accordance with GAAP the information required to be stated therein. The summary financial information included in the Pricing Circular present fairly, in all material respects, the information shown therein on a basis consistent with that of the audited and unaudited financial statements included therein. All disclosures contained in the Pricing Circular, or incorporated by reference therein, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G of the Exchange Act and Item 10 of Regulation S-K of the Securities Act, to the extent applicable. The statistical and market-related data included in the Pricing Circular are based on or derived from sources that the Parent Guarantor believes to be reliable and accurate in all material respects and represent their good faith estimates that are made on the basis of data derived from such sources. The interactive data in eXtensible Business Reporting Language incorporated by reference in the Pricing Circular fairly presents the information called for in all material respects and has been prepared in all material respects in accordance with the Commission’s rules and guidelines applicable thereto.

(y)

No labor dispute with the employees of the Parent Guarantor or any of its subsidiaries exists or, to the knowledge of the Parent Guarantor or any of its subsidiaries, is imminent or threatened, except which would not reasonably be expected to, individually or in the aggregate, result in a Material Adverse Effect.

(z)

Except as would not, individually or in the aggregate, result in a Material Adverse Effect, (i) the Parent Guarantor and its subsidiaries and any “employee benefit plan” as defined under the Employee Retirement Income Security Act of 1974 (as amended, “ERISA,” which term, as used herein, includes the regulations and published interpretations thereunder) established or maintained by the Parent Guarantor, its subsidiaries or their ERISA Affiliates (as defined below) (an “Employee Benefit Plan”) are in compliance in all respects with ERISA and other applicable law and, to the knowledge of the Parent Guarantor, each “multiemployer plan” (as defined in Section 4001 of ERISA) to which the Parent Guarantor, its subsidiaries or an ERISA Affiliate contributes (a “Multiemployer Plan”) is in compliance in all respects with ERISA; (ii) no “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any Employee Benefit Plan; (iii) no Employee Benefit Plan is, and none of the Parent Guarantor, any of its subsidiaries nor their respective ERISA Affiliates have ever maintained or been obligated to contribute to, (1) a “Multiemployer Plan” (within the meaning of Section 3(37) of ERISA), (2) any other “employee pension benefit plan” (within the meaning of Section 3(2) of ERISA) that is subject to Title IV or Section 302 of ERISA or Section 412 or 4971 of the Code or (3) a plan that has two or more contributing sponsors at least two of whom are not under common control, within the meaning of Section 4063 of ERISA; (iv) no “single employer plan” (as defined in Section 4001 of ERISA), if such Employee Benefit Plan were terminated, would have any “amount of unfunded benefit liabilities” (as defined under ERISA); (v) neither the Parent Guarantor, its subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (1) Title IV of ERISA with respect to termination of, or withdrawal from, any Employee Benefit Plan or (2) Sections 412, 4971, 4975 or 4980B of the Code; and (vi) each Employee Benefit Plan that is intended to be qualified under Section 401 of the Code has received a favorable determination letter from the IRS and nothing has occurred, whether by action or failure to act, which would reasonably be expected to cause the loss of such qualification. “ERISA Affiliate” means, with respect to the Parent Guarantor or a subsidiary thereof, any other Person that, together with such first Person, is, or, would at the relevant time, be treated as a single employer within the meaning of Section 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986 (as amended, the “Code,” which term, as used herein, includes the regulations and published interpretations thereunder).

(aa)

Except as disclosed in the Pricing Circular, or as would not, singly or in the aggregate, result in a Material Adverse Effect, (i) neither the Parent Guarantor nor any of its subsidiaries is in violation of any applicable federal, tribal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, any of the foregoing relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials or mold (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of

Hazardous Materials (collectively, “Environmental Laws”), (ii) the Parent Guarantor and its subsidiaries have all permits, licenses, consents, registrations, authorizations and other approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (iii) there are no pending or, to the knowledge of the Parent Guarantor, threatened in writing administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations or proceedings relating to or arising under any Environmental Law against the Parent Guarantor or any of its subsidiaries and (iv) there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or Governmental Entity, against or affecting the Parent Guarantor or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws.

(bb)

The Parent Guarantor and its subsidiaries possess all permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate Governmental Entities necessary to conduct the business now operated by them, except to the extent that the failure to hold any such Governmental Licenses would not reasonably be expected to have a Material Adverse Effect. The Parent Guarantor and its subsidiaries are in compliance with the terms and conditions of all Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect. All of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect. Neither the Parent Guarantor nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any Governmental Licenses which if the subject of an unfavorable decision, ruling or finding, would, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(cc)

The Parent Guarantor and its subsidiaries have filed all federal, state, local and foreign tax returns which have been required to be filed and have paid all taxes indicated by said returns and all assessments received by them (except (i) for such taxes and assessments that are being contested in good faith and for which an adequate reserve for accrual has been established in accordance with GAAP or (ii) where the failure to file such tax returns or pay such taxes or assessments would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect). No material tax deficiency has been, asserted against the Parent Guarantor or any of its subsidiaries, except to the extent of any deficiency that would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(dd)

None of the Parent Guarantor, any of its subsidiaries nor any director, officer, employee, or to the Parent Guarantor’s knowledge (as defined in the U.S. Foreign Corrupt Practices Act of 1977 (“FCPA”)) its agents, affiliates or other persons associated with or acting on behalf of the Parent Guarantor or any of its subsidiaries has (i) made any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of FCPA; (iv) violated or is in violation of any provision of the U.K. Bribery Act 2010; or (v) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(ee)

The operations of the Parent Guarantor and its subsidiaries are and have been conducted at all times in material compliance with the requirements of applicable anti-money laundering laws, including, but not limited to, the Bank Secrecy Act of 1970, as amended by the USA PATRIOT ACT of 2001, and the rules and regulations promulgated thereunder, and the anti-money laundering laws of the various jurisdictions in which the Parent Guarantor and its subsidiaries conduct business (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Parent Guarantor or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Parent Guarantor, threatened.

(ff)

None of the Parent Guarantor, any of its subsidiaries or, to the knowledge of the Parent Guarantor, any director, officer, agent, employee or affiliate of the Parent Guarantor or any of its subsidiaries is currently the target of any economic or trade sanctions administered or enforced by the U.S. Government, including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury, the United Nations Security Council, the European Union, any European Union member state, the United Kingdom or other relevant sanctions authority (collectively, “Sanctions”), and the Parent Guarantor will not directly or indirectly use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund, finance or facilitate any activities of or business with any person that is the target of Sanctions, or with a country or territory that is itself the target of comprehensive Sanctions (currently, Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine, the so-called Donetsk People’s Republic and the so-called Luhansk People’s Republic), or (ii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions.

(gg)

In the past three years, there is and has been no failure on the part of the Parent Guarantor or, to the knowledge of the Parent Guarantor, any of the Parent Guarantor’s directors or officers, in their capacities as such, to comply in all material respects with the applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications.

(hh)

No subsidiary of the Parent Guarantor is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Parent Guarantor, from making any other distribution on such subsidiary’s capital stock or similar ownership interest, from repaying to the Parent Guarantor any loans or advances to such subsidiary from the Parent Guarantor or from transferring any of such subsidiary’s properties or assets to the Parent Guarantor or any other subsidiary of the Parent Guarantor, except for any such restrictions (a) contained in the agreements and instruments governing the existing indebtedness of the Parent Guarantor and its subsidiaries, (b) described in or contemplated by a registration statement, the Pricing Disclosure Package and the Offering Circular, (c) mandated by the laws of such subsidiary’s jurisdiction of incorporation or formation or (d) that will be permitted by the Indenture.

(ii)

The Parent Guarantor and its subsidiaries carry or are entitled to the benefits of insurance, with insurers of recognized financial responsibility, in such amounts and covering such risks as the Parent Guarantor reasonably believes are adequate for the conduct of it and its subsidiaries’ business and customary for the business in which it and its subsidiaries are engaged, and all such insurance is in full force and effect. The Parent Guarantor has no reason to believe that it or any of its subsidiaries will not be able (i) to renew their existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct their business as now conducted and at a cost that would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(jj)

No relationship, direct or indirect, exists between or among the Parent Guarantor or any of its subsidiaries, on the one hand, and the directors, officers, stockholders, affiliates, customers or suppliers of the Parent Guarantor or any of its subsidiaries, on the other, that is required by the Exchange Act to be described in an annual report on Form 10-K, which is not disclosed in the Pricing Circular. There are no outstanding loans, advances (except advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Issuers or Guarantors or any affiliate of an Issuer or Guarantor to or for the benefit of any of the officers or directors of an Issuer or Guarantor or any affiliate of an Issuer or the Guarantor or any of their respective family members.

(kk)

Each of the Issuers and the Guarantors, on a consolidated basis, is, and immediately after the issuance and sale of the Securities and the use of proceeds therefrom, will be, Solvent. As used herein, the term “Solvent” means, with respect to any person on a particular date, that on such date (i) the fair market value of the assets of such person is greater than the total amount of liabilities (including contingent liabilities) of such person, (ii) the present fair salable value of the assets of such person is greater than the amount that will be required to pay the probable liabilities of such person on its debts as they become absolute and matured, (iii) such person is able to realize upon its assets and pay its debts and other liabilities, including contingent obligations, as they mature and (iv) such person does not have unreasonably small capital with which to conduct its business.

(ll)

(i) To the Parent Guarantor’s knowledge, there has been no security breach, unauthorized access, or other compromise of or relating to any of the Issuers’, the Guarantors’ and their respective subsidiaries’ information technology and computer systems, networks, hardware, software, data and databases, equipment or technology (collectively, “IT Systems and Data”), except for those that have been remedied without material cost or liability and without duty to notify any other person, (ii) neither the Issuers, the Guarantors, nor their respective subsidiaries have received any written notice of any material security breach, unauthorized access or other compromise to their IT Systems and Data, (iii) the Issuers, the Guarantors and their respective subsidiaries have implemented appropriate controls, policies, procedures, and technological safeguards designed to maintain and protect the integrity, continuous operation, redundancy and security of their IT Systems and Data as required by applicable regulatory standards and (iv) the Issuers, the Guarantors and their respective subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification, except as would not, singly or in the aggregate have a Material Adverse Effect.

2.

Subject to the terms and conditions herein set forth, the Issuers agree to issue and sell to each of the Purchasers, and each of the Purchasers agrees, severally and not jointly, to purchase from the Issuers, at a purchase price of 98.5% of the principal amount thereof, plus accrued interest, if any, from September 21, 2023, the principal amount of Securities set forth opposite the name of such Purchaser in Schedule I hereto.

3.

Upon the authorization by you of the release of the Securities, the several Purchasers propose to offer the Securities for sale upon the terms and conditions set forth in this Agreement and the Offering Circular and each Purchaser, acting severally and not jointly, hereby represents and warrants to, and agrees with the Issuers and the Guarantors that:

(a)

It will sell the Securities only to persons who it reasonably believes are “qualified institutional buyers” within the meaning of Rule 144A under the Act in transactions meeting the requirements of Rule 144A or upon the terms and conditions set forth in Annex I to this Agreement; and

(b)	It is an Institutional Accredited Investor.

4.	(a)

The Securities to be purchased by each Purchaser hereunder will be represented by one or more definitive global Securities in book-entry form which will be deposited by or on behalf of the Issuers with The Depository Trust Company (“DTC”) or its designated custodian. The Issuers will deliver the Securities to Goldman Sachs & Co. LLC, for the account of each Purchaser, against payment by or on behalf of such Purchaser of the purchase price plus accrued interest, if any, from September 21, 2023 to the date of payment and delivery, therefor by wire transfer in Federal (same day) funds, by causing DTC to credit the Securities to the account of Goldman Sachs & Co. LLC at DTC. The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on September 21, 2023 or such other time and date as Goldman Sachs & Co. LLC and the Issuers may agree upon in writing (the “Closing Date”). Such time and date are herein called the “Time of Delivery”.

(b)

The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross-receipt for the Securities and any additional documents requested by the Purchasers pursuant to Section 8(i) hereof, will be delivered at such time and date at the office of the Purchasers’ counsel: 811 Main Street, Suite 3700, Houston, TX 77002, and the Securities will be delivered at the office of DTC (or its designated custodian), all at the Time of Delivery. For the purposes of this Section 4, “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

5.	The Issuers agree and each of the Guarantors agree with each of the Purchasers:

(a)

Before finalizing the Offering Circular or making, using, authorizing, approving or distributing any amendment or supplement to any of the Pricing Circular or the Offering Circular, to furnish the Purchasers with a copy of the proposed Offering Circular or such amendment or supplement for review, and to not make, use, authorize, approve or distribute any such proposed Offering Circular, amendment or supplement to which the Purchasers reasonably object;

(b)

Promptly from time to time to take such action as you may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith the Issuers shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

(c)

To furnish the Purchasers with written and electronic copies of the Offering Circular and any amendment or supplement thereto in such quantities as you may from time to time reasonably request, and if, during such period after the date hereof and prior to the Time of Delivery, any event shall have occurred as a result of which the Offering Circular, as then amended or supplemented, would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Offering Circular is delivered, not misleading, or, if for any other reason it shall be necessary or desirable during such same period to amend or supplement the Offering Circular, to notify you and upon your request to prepare and furnish without charge to each Purchaser and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Offering Circular or a supplement to the Offering Circular which will correct such statement or omission or effect such compliance;

(d)

During the period beginning from the date hereof and continuing until the date that is 45 days after the Time of Delivery, not to offer, issue, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, or file with or confidentially submit to the Commission a registration statement under the Act relating to any securities of the Parent Guarantor that are substantially similar to the Securities, or publicly disclose the intention to make any offer, sale, pledge, disposition or filing without your prior written consent;

(e)

While any of the Securities remain outstanding, at any time when the Parent Guarantor is not subject to Section 13 or 15(d) of the Exchange Act, for the benefit of holders from time to time of Securities, to furnish at its expense, upon request, to holders of Securities and prospective purchasers of Securities information (the “Additional Issuer Information”) satisfying the requirements of subsection (d)(4)(i) of Rule 144A under the Act;

(f)

Not to, and not to permit their affiliates to, make any offer or sale of securities of the Issuer or any Guarantor of any class if, as a result of the doctrine of “integration” referred to in Rule 502 under the Securities Act, such offer or sale would render invalid (for the purpose of (i) the sale of the Securities by the Issuers to the Purchasers, (ii) the resale of the Securities by the Purchasers to subsequent purchasers or (iii) the resale of the Securities by such subsequent purchasers to others) the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) thereof or by Rule 144A or by Regulation S thereunder or otherwise;

(g)

To complete within the time frame specified in the Indenture and the Security Documents all filings and other similar actions required in connection with the perfection of security interests as and to the extent required by the Indenture or the Security Documents, as applicable;

(h)

To deliver to the Purchasers reasonable evidence of the effectiveness of the security contemplated by such Security Documents and the perfection of the security interests created thereby, including, without limitation, the filing of UCC financing statements, recordations with other appropriate jurisdictions, offices and bodies, delivery of certificated securities or other possessory collateral and the execution and delivery of control agreements, if any;

(i)

During the period of one year after the Time of Delivery, the Parent Guarantor will not, and will not permit any of its “affiliates” (as defined in Rule 144 under the Act) to, resell any of the Securities which constitute “restricted securities” under Rule 144 that have been reacquired by any of them (other than pursuant to a registration statement that has been declared effective under the Act); and

(j)	To use the net proceeds received by the Issuers from the sale of the Securities pursuant to this Agreement in the manner specified in the Pricing Circular under the caption “Use of Proceeds”.

6.

(a)	(i)

Each of the Issuers and the Guarantors represents and agrees that, without the prior consent of Goldman Sachs & Co. LLC, it and its affiliates and any other person acting on its or their behalf (other than the Purchasers, as to which no statement is given) (x) have not made and will not make any offer relating to the Securities that, if the offering of the Securities contemplated by this Agreement were conducted as a public offering pursuant to a registration statement filed under the Act with the Commission, would constitute an “issuer free writing prospectus,” as defined in Rule 433 under the Act (any such offer is hereinafter referred to as a “Company Supplemental Disclosure Document”) and (y) have not solicited and will not solicit offers for, and have not offered or sold and will not offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D other than any such solicitation listed on Schedule II(d) (each such solicitation, a “Permitted General Solicitation”; each written general solicitation document listed on Schedule II(d), a “Permitted General Solicitation Material”);

(ii)

each Purchaser, severally and not jointly, represents and agrees that, without the prior consent of the Parent Guarantor and Goldman Sachs & Co. LLC, other than one or more term sheets relating to the Securities containing customary information and conveyed to purchasers of securities or any Permitted General Solicitation Material, it has not made and will not make any offer relating to the Securities that, if the offering of the Securities contemplated by this Agreement were conducted as a public offering pursuant to a registration statement filed under the Act with the Commission, would constitute a “free writing prospectus,” as defined in Rule 405 under the Act (any such offer (other than any such term sheets and any Permitted General Solicitation Material), is hereinafter referred to as a “Purchaser Supplemental Disclosure Document”); and

(iii)

any Company Supplemental Disclosure Document, Purchaser Supplemental Disclosure Document or Permitted General Solicitation Material, the use of which has been consented to by the Parent Guarantor and Goldman Sachs & Co. LLC, is listed as applicable on Schedule II(b), Schedule II(c) or Schedule II(d) hereto, respectively;

7.

The Issuers and each of the Guarantors, jointly and severally, covenant and agree with the several Purchasers that the Issuers and the Guarantors will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Issuers’ and the Guarantors’ counsel and accountants in connection with the issue of the Securities and all other expenses in connection with the preparation, printing, reproduction and filing of the Preliminary Offering Circular and the Offering Circular and any amendments and supplements thereto and the mailing and delivering of copies thereof to the

Purchasers and dealers; (ii) all transfer or similar taxes payable in connection with the issuance and sale of the Securities to the Purchasers, (iii) the cost of printing or producing any agreement among the Purchasers, this Agreement, the Indenture, the Securities, the Blue Sky Memorandum, closing documents (including any compilations thereof), Permitted General Solicitation Materials and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iv) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the reasonable and documented fees and disbursements of counsel for the Purchasers in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (v) any fees charged by securities rating services for rating the Securities; (vi) the cost of preparing the Securities; (vii) the fees and expenses of the Trustee, the Collateral Agent and any agent of the Trustee or the Collateral Agent and the fees and disbursements of counsel for the Trustee and the Collateral Agent in connection with the Indenture, the Security Documents and the Securities; (viii) all costs and expenses incurred in connection with any “road show” presentation to potential purchasers of the Securities; (ix) all reasonable, documented and out of pocket fees and expenses associated with the assignment, creation and perfection of security interests, mortgages and charges, including, without limitation, pursuant to the Security Documents and their associated financing statements, including filing fees, lien searches and reasonable and documented fees and expenses incurred by counsel for the Purchasers incurred in connection therewith; and (x) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 9 and 12 hereof, the Purchasers will pay all of their own costs and expenses, including the fees of their counsel, transfer or similar taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

8.

The obligations of the Purchasers hereunder shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Issuers and the Guarantors herein are, at and as of the Time of Delivery, true and correct, the condition that the Issuers and each of the Guarantors shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

(a)

Latham & Watkins LLP, counsel for the Purchasers, shall have furnished to you such opinion or opinions, dated the Time of Delivery, in form and substance satisfactory to you, and such counsel shall have received such papers and information as they may request to enable them to pass upon such matters;

(b)

Vinson & Elkins L.L.P., counsel for the Issuers and the Guarantors, shall have furnished to you their written opinion and 10b-5 statement (which may be included in the written opinion), dated the Time of Delivery, in form and substance satisfactory to you;

(c)	Dentons, Cayman counsel for the Issuers and the Guarantors, shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance satisfactory to you;

(d)	Dentons, Dutch counsel for the Issuers and the Guarantors, shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance satisfactory to you;

(e)	Dentons, British and Welsh counsel for the Issuers and the Guarantors, shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance satisfactory to you;

(f)

Brasdril-Sociedade de Perfuacoes Ltda., Brazilian counsel for the Issuers and the Guarantors, shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance satisfactory to you;

(g)	STvB, Curacao counsel for the Issuers and the Guarantors, shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance satisfactory to you;

(h)

On the date of the Offering Circular concurrently with the execution of this Agreement and also at the Time of Delivery, Deloitte and Touche LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you;

(i)

(i) Neither the Parent Guarantor nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Pricing Circular any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Circular, and (ii) since the respective dates as of which information is given in the Pricing Circular there shall not have been any change in the capital stock or long-term debt of the Parent Guarantor or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the condition, financial or otherwise, or in the earnings, business, properties or operations of the Parent Guarantor and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Pricing Circular, the effect of which, in any such case described in clause (i) or (ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in this Agreement and in each of the Pricing Disclosure Package and the Offering Circular;

(j)

On or after the Applicable Time (i) no downgrading shall have occurred in the rating accorded the Parent Guarantor’s or any of its Subsidaries’ debt securities by any “nationally recognized statistical rating organization”, as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Parent Guarantor’s or any of its subsidiaries’ debt securities;

(k)

On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; or on NASDAQ; (ii) a suspension or material limitation in trading in the Parent Guarantor’s securities on NASDAQ; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in your judgment makes it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in the Pricing Disclosure Package and the Offering Circular;

(l)	The Purchasers shall have received an executed original copy of the Indenture, the Security Documents and the Existing Credit Agreement Amendments (as defined below);

(m)	The Securities shall be eligible for clearance and settlement through the facilities of DTC;

(n)

The Issuers and the Guarantors shall have furnished or caused to be furnished to you at the Time of Delivery certificates of officers of the Issuers and the Guarantors satisfactory to you as to the accuracy of the representations and warranties of the Issuers herein at and as of such Time of Delivery, as to the performance by the Issuers and the Guarantors of all of its obligations hereunder to be performed at or prior to such Time of Delivery; and

(o)

The Issuers and the Guarantors shall have executed and delivered amendments to (i) that certain Credit Agreement, dated as of April 23, 2021, by and among the Parent Guarantor, the U.S. Issuer, the lenders party thereto from time to time and HSBC Bank USA, N.A., as administrative agent, collateral agent and issuing lender, and (ii) security documents to be amended, if any, in each case in form and substance acceptable to you (collectively, the “Existing Credit Agreement Amendments”), and all such Existing Credit Agreement Amendments shall be in full force and effect or shall become in full force and effect contemporaneously with the Time of Delivery.

9.	(a)

The Issuers and each of the Guarantors, jointly and severally, will indemnify and hold harmless each Purchaser against any losses, claims, damages or liabilities, joint or several, to which such Purchaser may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Circular, the Pricing Circular, the Pricing Disclosure Package, the Offering Circular, or any amendment or supplement thereto, any Company Supplemental Disclosure Document, any Permitted General Solicitation Material or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, and will reimburse each Purchaser for any legal or other expenses reasonably incurred by such Purchaser in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Issuers and the Guarantors shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Offering Circular, the Pricing Circular, the Pricing Disclosure Package, the Offering Circular or any such amendment or supplement, any Company Supplemental Disclosure Document or any Permitted General Solicitation Material, in reliance upon and in conformity with written information furnished to the Parent Guarantor or the Issuers by any Purchaser through Goldman Sachs & Co. LLC expressly for use therein.

(b)

Each Purchaser, severally and not jointly, will indemnify and hold harmless the Issuers and each Guarantor against any losses, claims, damages or liabilities to which the Issuers and the Guarantors may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any

Preliminary Offering Circular, the Pricing Circular, the Pricing Disclosure Package, the Offering Circular, or any amendment or supplement thereto, or any Company Supplemental Disclosure Document, any Permitted General Solicitation Material or arise out of or are based upon the omission or alleged omission to state therein a material fact or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Offering Circular, the Pricing Circular, the Pricing Disclosure Package, the Offering Circular or any such amendment or supplement, any Company Supplemental Disclosure Document or any Permitted General Solicitation Material, in reliance upon and in conformity with written information furnished to the Parent Guarantor or the Issuers by such Purchaser through Goldman Sachs & Co. LLC expressly for use therein; and each Purchaser will reimburse the Issuers and the Guarantors for any legal or other expenses reasonably incurred by the Issuers and the Guarantors in connection with investigating or defending any such action or claim as such expenses are incurred.

(c)

Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d)

If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Issuers and the Guarantors on the one hand and the Purchasers on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Issuers and the Guarantors on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Issuers and the Guarantors on the one hand and the Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Issuers bear to the total underwriting discounts and commissions received by the Purchasers, in each case as set forth in the Offering Circular. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers and the Guarantors on the one hand or the Purchasers on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Issuers, the Guarantors and the Purchasers agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities purchased by it and distributed to investors were offered to investors exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Purchasers’ obligations in this subsection (d) to contribute are several in proportion to their respective purchase obligations and not joint.

(e)

The obligations of the Issuers and the Guarantors under this Section 9 shall be in addition to any liability which the Issuers and the Guarantors may otherwise have and shall extend, upon the same terms and conditions, to each employee, officer and director of each Purchaser, any affiliate of each Purchaser and each person, if any, who controls any Purchaser within the meaning of the Act; and the obligations of the Purchasers under this Section 9 shall be in addition to any liability which the respective Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Issuers and each of the Guarantors and to each person, if any, who controls the Issuers within the meaning of the Act.

10.	(a)

If any Purchaser shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Purchaser you do not arrange for the purchase of such Securities, then the Issuers shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Securities on such terms. In the event that, within the respective prescribed periods, you notify the Issuers that you have so arranged for the purchase of such Securities, or the Issuers notify you that it has so arranged for the purchase of such Securities, you or the Issuers shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Offering Circular, or in any other documents or arrangements, and the Issuers agree to prepare promptly any amendments or supplements to the Offering Circular which in your opinion may thereby be made necessary. The term “Purchaser” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

(b)

If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Purchaser or Purchasers by you and the Issuers as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Issuers shall have the right to require each non-defaulting Purchaser to purchase the principal amount of Securities which such Purchaser agreed to purchase hereunder and, in addition, to require each non-defaulting Purchaser to purchase its pro rata share (based on the principal amount of Securities which such Purchaser agreed to purchase hereunder) of the Securities of such defaulting Purchaser or Purchasers for which such arrangements have not been made; but nothing herein shall relieve a defaulting Purchaser from liability for its default.

If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Purchaser or Purchasers by you and the Issuers as provided in subsection (a) above, the aggregate principal amount of Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, or if the Issuers shall not exercise the right described in subsection (b) above to require the non-defaulting Purchasers to purchase Securities of a defaulting Purchaser or Purchasers, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Purchaser or the Issuers, except for the expenses to be borne by the Issuers and the Purchasers as provided in Section 6 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Purchaser from liability for its default.

11.

The respective indemnities, agreements, representations, warranties and other statements of the Issuers and the Guarantors, and the several Purchasers, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Purchaser or any controlling person of any Purchaser, or the Parent Guarantor and its subsidiaries, or any officer or director or controlling person of the Parent Guarantor and its subsidiaries, and shall survive delivery of and payment for the Securities.

12.

If this Agreement shall be terminated pursuant to Section 10 hereof, the Issuers and the Guarantors shall not then be under any liability to any Purchaser except as provided in Sections 7 and 9 hereof; but, if for any other reason, the Securities are not delivered by or on behalf of the Issuers and the Guarantors, as provided herein, the Issuers and the Guarantors will reimburse the Purchasers through you for all your reasonable out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred by you in connection with this Agreement or the offering contemplated hereunder, but the Issuers and the Guarantors shall then be under no further liability to any Purchaser except as provided in Sections 7 and 9 hereof.

13.

In all dealings hereunder, you shall act on behalf of each of the Purchasers, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Purchaser made or given by you.

All statements, requests, notices and agreements hereunder shall be in writing, and if to the Purchasers shall be delivered or sent by mail or facsimile transmission to you as the representative, at 200 West Street, New York, New York 10282-2198, Attention: Registration Department; and if to the Issuers shall be delivered or sent by mail or facsimile transmission to the address of the Issuers set forth in the Offering Circular, Attention: Secretary; provided, however, that any notice to a Purchaser pursuant to Section 13 hereof shall be delivered or sent by mail or facsimile transmission to such Purchaser at its address set forth in its Purchasers’ Questionnaire, which address will be supplied to the Issuers by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Purchasers are required to obtain, verify and record information that identifies their respective clients, including the Issuers and the Guarantors, which information may include the name and address of their respective clients, as well as other information that will allow the Purchasers to properly identify their respective clients.

14.

This Agreement shall be binding upon, and inure solely to the benefit of, the Purchasers, the Issuers and the Guarantors and, to the extent provided in Sections 9 and 11 hereof, the officers and directors of the Parent Guarantor and its subsidiaries and each person who controls the Parent Guarantor and its subsidiaries or any Purchaser, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Purchaser shall be deemed a successor or assign by reason merely of such purchase.

15.	Time shall be of the essence of this Agreement.

16.

Each of the Issuers and the Guarantors acknowledges and agrees that (i) the purchase and sale of the Securities pursuant to the Purchase Agreement is an arm’s-length commercial transaction between the Issuers and the Guarantors, on the one hand, and the several Purchasers, on the other, (ii) in connection therewith and with the process leading to such transaction each Purchaser is acting solely as a principal and not the agent or fiduciary of the Issuers or any Guarantor, (iii) no Purchaser has assumed an advisory or fiduciary responsibility in favor of the Issuers or any Guarantor with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Purchaser has advised or is currently advising the Issuers or any Guarantor on other matters) or any other obligation to the Issuers or any Guarantor except the obligations expressly set forth in this Agreement and (iv) each of the Issuers and the Guarantors has consulted its own legal and financial advisors to the extent it deemed appropriate. Each of the Issuers and the Guarantors agrees that it will not claim that the Purchaser, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Issuers or any Guarantor, in connection with such transaction or the process leading thereto.

17.

This Agreement supersedes all prior agreements and understandings (whether written or oral) between or among the Issuers, the Guarantors and the Purchasers, or any of them, with respect to the subject matter hereof.

18.

THIS AGREEMENT AND ANY MATTERS RELATED TO THIS TRANSACTION SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAWS OF THE STATE OF NEW YORK. The Issuers and each of the Guarantors agree that any suit or proceeding arising in respect of this Agreement or our engagement will be tried exclusively in the U.S. District Court for the Southern District of New York or, if that court does not have subject matter jurisdiction, in any state court located in The City and County of New York, and the Issuers and each of the Guarantors agree to submit to the jurisdiction of, and to venue in, such courts.

19.

The Issuers, each of the Guarantors and each of the Purchasers hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

20.

This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

21.

Notwithstanding anything herein to the contrary, the Issuers and the Guarantors (and each Issuer’s and each Guarantor’s employees, representatives, and other agents) are authorized to disclose to any and all persons, the tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Issuers or any Guarantor relating to that treatment and structure, without the Purchasers’ imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax treatment” means U.S. federal and state income tax treatment, and “tax structure” is limited to any facts that may be relevant to that treatment.

22.	Recognition of the U.S. Special Resolution Regimes.

(a)

In the event that any Purchaser that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Purchaser of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b)

In the event that any Purchaser that is a Covered Entity or a BHC Act Affiliate of such Purchaser becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Purchaser are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

(c)	As used in this section:

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity” means any of the following:

(i)	a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii)	a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii)	a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Purchasers, this letter and such acceptance hereof shall constitute a binding agreement among each of the Purchasers, the Issuers and the Guarantors. It is understood that your acceptance of this letter on behalf of each of the Purchasers is pursuant to the authority set forth in a form of this Agreement among the Purchasers, the form of which shall be submitted to the Issuers for examination upon request, but without warranty on your part as to the authority of the signers thereof.

Very truly yours,

Diamond Foreign Asset Company

By:	/s/ David Roland
Name: David L. Roland
Title: Director

Diamond Finance, LLC

By:	/s/ David Roland
Name: David L. Roland
Title: Manager

Diamond Offshore Drilling, Inc.

By:	/s/ Dominic Savarino
Name: Dominic Savarino
Title: Senior Vice President and Chief Financial Officer

Brasdril Sociedade de Perfurações Ltda.

By:	/s/ Darren Lee Hunchak
Name: Darren Lee Hunchak
Title: Managing Director

Signature Page to Purchase Agreement

Diamond Offshore (Brazil) L.L.C.

By:	/s/ David Roland
Name: David L. Roland
Title: Manager

Diamond Offshore, LLC

By:	/s/ David Roland
Name: David L. Roland
Title: Manager

Diamond Offshore Drilling (Overseas) L.L.C.

By:	/s/ David Roland
Name: David L. Roland
Title: Manager

Diamond Offshore Drilling (UK) Limited

By:	/s/ David Roland
Name: David L. Roland
Title: Director

Diamond Offshore Drilling Company N.V.

By:	/s/ David Roland
Name: David L. Roland
Title: Director

Diamond Offshore Drilling Limited

By:	/s/ David Roland
Name: David L. Roland
Title: Director

Signature Page to Purchase Agreement

Diamond Offshore Enterprises Limited

By:	/s/ David Roland
Name: David L. Roland
Title: Director

Diamond Offshore Finance Company

By:	/s/ David Roland
Name: David L. Roland
Title: Senior Vice President, General Counsel and Secretary

Diamond Offshore General, LLC

By:	/s/ David Roland
Name: David L. Roland
Title: Manager

Diamond Offshore Holding, L.L.C.

By:	/s/ David Roland
Name: David L. Roland
Title: Manager

Diamond Offshore International Limited

By:	/s/ David Roland
Name: David L. Roland
Title: Director

Signature Page to Purchase Agreement

Diamond Offshore International, L.L.C.

By:	/s/ David Roland
Name: David L. Roland
Title: Manager

Diamond Offshore Limited

By:	/s/ David Roland
Name: David L. Roland
Title: Director

Diamond Offshore Netherlands B.V.

By:	/s/ David Roland
Name: David L. Roland
Title: Director

Diamond Offshore Services, LLC

By:	/s/ David Roland
Name: David L. Roland
Title: Manager

Diamond Rig Investments Limited

By:	/s/ David Roland
Name: David L. Roland
Title: Director

Signature Page to Purchase Agreement

Accepted as of the date hereof:

Goldman Sachs & Co. LLC

By:	/s/ Douglas Buffone
Name: Douglas Buffone
Title: Managing Director
On behalf of each of the Purchasers

Signature Page to Purchase Agreement

SCHEDULE I

Purchaser	Principal Amount of Securities to be Purchased
Goldman Sachs & Co. LLC	$159,500,000
HSBC Securities (USA) Inc.	$115,500,000
Barclays Capital Inc.	$82,500,000
Capital One Securities, Inc.	$44,000,000
Citigroup Global Markets Inc.	$55,000,000
PEP Advisory LLC	$22,000,000
Fearnley Securities AS	$16,500,000
Clarksons Securities AS	$11,000,000
Raymond James & Associates, Inc.	$11,000,000
DNB Markets, Inc.	$11,000,000
SpareBank 1Markets AS	$11,000,000
BTIG, LLC	$11,000,000

Total	$550,000,000

Schedule I

SCHEDULE II

(a)	Additional Documents Incorporated by Reference:

(b)	Issuers Supplemental Disclosure Documents:

Electronic Roadshow Presentation, dated September 12, 2023

(c)	Purchaser Supplemental Disclosure Documents: None

(d)	Permitted General Solicitation Materials:

Press release of the Issuers dated September 12, 2023, relating to the announcement of the offering of the Securities.

Press release of the Issuers dated September 12, 2023, relating to the pricing of the offering of the Securities.

Schedule II

SCHEDULE III

[See attached]

Schedule III

PRICING SUPPLEMENT	STRICTLY CONFIDENTIAL

Diamond Foreign Asset Company

Diamond Finance, LLC

$550,000,000 8.500% Senior Secured Second Lien Notes due 2030

Pricing Supplement dated September 12, 2023 to the Preliminary Offering Memorandum

dated September 12, 2023 (the “Preliminary Offering Memorandum”)

This Pricing Supplement is qualified in its entirety by reference to the Preliminary Offering Memorandum. Capitalized terms used but not defined in this Pricing Supplement have the meanings assigned to them in the Preliminary Offering Memorandum. The information in this Pricing Supplement updates and supplements the Preliminary Offering Memorandum and supersedes the information in the Preliminary Offering Memorandum to the extent it is inconsistent with the information in the Preliminary Offering Memorandum.

The Notes (as defined below) have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any other jurisdiction. Unless they are registered under the Securities Act, the Notes may be offered only in transactions that are exempt from registration under the Securities Act and applicable state securities laws. The Issuers and the initial purchasers named below are offering the Notes only to (1) persons reasonably believed to be qualified institutional buyers under Rule 144A under the Securities Act (“Rule 144A”) and (2) certain non U.S. persons in transactions outside of the United States in reliance on Regulation S under the Securities Act.

Cayman Issuer:	Diamond Foreign Asset Company

Co-Issuer:	Diamond Finance, LLC

Guarantors:	The Notes will be fully and unconditionally guaranteed, jointly and severally, on a senior secured basis by Diamond Offshore Drilling, Inc. (the “Parent”) and each of the Parent’s existing restricted subsidiaries (other than the Issuers) that is a guarantor of the Revolving Credit Facility, and by certain future subsidiaries.

Security Description:	8.500% senior secured second lien notes due 2030 (the “Notes”)

Principal Amount:	$550,000,000 (increased $50,000,000)

Collateral:	The Notes will be secured on a second-priority basis, subject to certain exceptions, on substantially all of the Issuers’ and Guarantors’ assets, which same assets also secure the Issuers’ obligations under the Revolving Credit Facility on a first-priority basis.

Maturity Date:	October 1, 2030

Issue Price:	100% of principal amount

Net Proceeds to the Company (after estimated offering expenses):	$539,500,000

Coupon:	8.500%

Yield to Maturity:	8.50%

Schedule III

Spread to Benchmark Treasury:	+ 421 basis points

Benchmark Treasury:	0.875% UST due November 15, 2030

Interest Payment Dates:	April 1 and October 1, beginning on April 1, 2024

Record Dates:	March 15 and September 15

Equity Clawback:	Up to 35% at 108.500% prior to October 1, 2026

Optional Redemption:	Make-whole call @ T+50 bps prior to October 1, 2026

On or after October 1:

Year	Price
2026	104.250%
2027	102.125%
2028 and thereafter	100.000%

Prior to October 1, 2026 the Issuers’ may redeem up to 10% of the aggregate principal amount of the Notes during any twelve-month period at a redemption price equal to 103%

Change of Control Triggering Event:	Putable at 101% of principal amount plus accrued and unpaid interest upon a Change of Control Triggering Event (which includes a Ratings Decline)

CUSIP Numbers:	144A: 25260W AD3 Regulation S: G2761W AB3

ISINs:	144A: US25260WAD39
Regulation S: USG2761WAB30

Distribution:	144A/Reg S for life

Issue Ratings*:	B3 (Moody’s) / BB- (S&P)

Joint Bookrunners:	Goldman Sachs & Co. LLC
HSBC Securities (USA) Inc.
Barclays Capital Inc.
Capital One Securities, Inc.

Co-Managers:	Citigroup Global Markets Inc.
PEP Advisory LLC
Fearnleys Securities AS
Clarksons Securities AS
Raymond James & Associates, Inc.
DNB Markets, Inc.
SpareBank 1Markets AS
BTIG, LLC

Trade Date:	September 12, 2023

Settlement Date:	T+7; September 21, 2023

The settlement date of September 21, 2023 is the seventh business day following the trade date (such settlement cycle being referred to as “T+7”). Under Rule 15c6-1 under the Securities Exchange Act of 1934, as amended, trades in the secondary market generally are

Schedule III

required to settle in two business days unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the Notes prior to delivery of the Notes will be required, by virtue of the fact that the Notes initially will settle in T+7, to specify an alternative settlement cycle at the time of any such trade to prevent a failed settlement. Purchasers of the Notes who wish to trade the Notes prior to delivery should consult their own advisors.

Denominations:	$2,000 and integral multiples of $1,000 in excess thereof

* A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

Additional changes from the Preliminary Offering Memorandum:

The following line item (in millions) supersedes and replaces in its entirety the corresponding entry in the column “Period from April 24, 2021 through December 31, 2021” of in the table under “Summary Historical Consolidated Financial and Operating Data” on pg. 12 of the Preliminary Offering Memorandum:

Adjusted EBITDA: $ (91.8)

This material is confidential and is for your information only and is not intended to be used by anyone other than you. This information does not purport to be a complete description of these Notes or the offering. Please refer to the Preliminary Offering Memorandum for a complete description. This communication is being distributed to Qualified Institutional Buyers, as defined in Rule 144A under the Securities Act, and outside the United States solely to non-U.S. Persons, as defined under Regulation S under the Securities Act. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

ANY DISCLAIMER OR OTHER NOTICE THAT MAY APPEAR BELOW IS NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMER OR OTHER NOTICE WAS AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

Schedule III

ANNEX I

(1)

The Securities have not been and will not be registered under the Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Act or pursuant to an exemption from the registration requirements of the Act. Each Purchaser represents that it has offered and sold the Securities, and will offer and sell the Securities (i) as part of their distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering and the Time of Delivery, only in accordance with Rule 903 of Regulation S or Rule 144A. Accordingly, each Purchaser agrees that neither it, its affiliates nor any persons acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and it and they have complied and will comply with the offering restrictions requirement of Regulation S. Each Purchaser agrees that, at or prior to confirmation of sale of the Securities (other than a sale pursuant to Rule 144A), it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases the Securities from it during the restricted period a confirmation or notice to substantially the following effect:

“The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the “Securities Act”) and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meaning given to them by Regulation S.”

Terms used in this paragraph have the meanings given to them by Regulation S.

Each Purchaser further agrees that it has not entered and will not enter into any contractual arrangement with respect to the distribution or delivery of the Securities, except with its affiliates or with the prior written consent of the Issuers.

(2)

Notwithstanding the foregoing, the Securities in registered form may be offered, sold and delivered by the Purchasers in the United States and to U.S. persons pursuant to Section 3 of this Agreement without delivery of the written statement required by paragraph (1) above.

(3)

Each Purchaser agrees that it will not offer, sell or deliver any of the Securities in any jurisdiction outside the United States except under circumstances that will result in compliance with the applicable laws thereof, and that it will take at its own expense whatever action is required to permit its purchase and resale of the Securities in such jurisdictions. Each Purchaser understands that no action has been taken to permit a public offering in any jurisdiction outside the United States where action would be required for such purpose. Each Purchaser agrees not to cause any advertisement of the Securities to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Securities, except in any such case with Goldman Sachs & Co. LLC’s express written consent and then only at its own risk and expense.

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